Exhibit 10.9

MARTINEZ RIGHTS AGREEMENT

This Martinez Rights Agreement (this “Agreement”), dated as of July 1, 2014 (the “Effective Date”), is by and between Tesoro Logistics Operations LLC, a Delaware limited liability company (the “Operating Company”), and for purposes of Section 3.1 only, Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”), and Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), on the one hand and Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), on the other hand. The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, TRMC is the owner of that certain real property in Martinez, California (the “Martinez Terminal Property”), described in the deed attached hereto as Exhibit A (the “Deed”), and that certain real property in Martinez, California (the “Martinez Easement Area”), described in the access easement attached hereto as Exhibit B (the “Easement”);

WHEREAS, the Parties, Tesoro Corporation, a Delaware corporation, Tesoro Alaska Company LLC, a Delaware limited liability company, and Tesoro Logistics Pipelines LLC, a Delaware limited liability company, entered into that certain Contribution, Conveyance and Assumption Agreement dated June 23, 2014, pursuant to which TRMC agreed to contribute certain assets to the Operating Company (the “Contribution Agreement”);

WHEREAS, in connection with the transactions contemplated by the Contribution Agreement, TRMC desires to convey its interest in the Martinez Terminal Property to the Operating Company upon the approval by the County of Contra Costa and recordation of a parcel map subdividing the Martinez Terminal Property from TRMC’s adjacent property in the Official Records of the County of Contra Costa (the “Parcel Map Approval”); and

WHEREAS, the execution of this Agreement is a condition precedent to the Parties’ obligations to consummate the transactions contemplated by the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and in the Contribution Agreement, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Capitalized terms used herein have the respective meanings ascribed to such terms below:

“Agreement” has the meaning set forth in the introduction to this Agreement.

“Contribution Agreement” has the meaning set forth in the Recitals.

“Deed” has the meaning set forth in the Recitals.

“Easement” has the meaning set forth in the Recitals.

“Effective Date” has the meaning set forth in the introduction to this Agreement.

“General Partner” has the meaning set forth in the introduction to this Agreement.

“Operating Company” has the meaning set forth in the introduction to this Agreement.

“Martinez Easement Area” has the meaning set forth in the Recitals.

“Martinez Terminal Property” has the meaning set forth in the Recitals.

“Partnership” has the meaning set forth in the introduction to this Agreement.

“Party” or “Parties” have the meanings given to those terms in the introduction to this Agreement.

“Parcel Map Approval” has the meaning set forth in the Recitals.

“Tesoro” has the meaning set forth in the introduction to this Agreement.

“TRMC” has the meaning set forth in the introduction to this Agreement.

ARTICLE II

CONVEYANCE

Section 2.1 Immediately following the Effective Date, TRMC shall use all commercially reasonable efforts to obtain the Parcel Map Approval as soon as is reasonably practical; provided that TRMC shall not be required to agree to any commercially unreasonable terms as a condition of the Parcel Map Approval. Whether any terms imposed as a condition of the Parcel Map Approval by the County of Contra Costa are commercially unreasonable shall be determined by TRMC in its sole discretion. If TRMC determines that the terms imposed as a condition of the Parcel Map Approval are commercially unreasonable, TRMC shall provide written notice of such determination to the Operating Company.

Section 2.2 Upon receiving the Parcel Map Approval, (a) TRMC shall convey the Martinez Terminal Property to Operating Company pursuant to the Deed, (b) TRMC shall grant Operating Company an easement over the Martinez Easement Area pursuant to the Easement, and (c) the Parties shall enter into an Access and Remediation Agreement in the form of Exhibit C hereto. Upon the conveyance of the Martinez Terminal Property to Operating Company pursuant to the Deed, the License Agreement between TRMC and Operating Company with regard to the Martinez Terminal Property and the Martinez Easement Area shall be terminated.

ARTICLE III

MISCELLANEOUS

Section 3.1 Assignment. As of the Effective Date, the General Partner shall immediately assign all of its rights and obligations hereunder to the Partnership. The Partnership shall immediately assign all of its rights and obligations hereunder to Operating Company. Upon such assignment to the Operating Company, the Operating Company shall have all of the respective rights and obligations set forth herein.

Section 3.2 Costs. Each Party shall pay its own costs and expenses with respect to the transactions contemplated by this Agreement.

Section 3.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 3.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.5 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or .pdf copies) with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 3.7 Applicable Law; Forum, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of law. Each of the Parties (a) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in any federal court of competent jurisdiction situated in the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, in the district court of Bexar County, Texas, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims, (b) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or if such federal court declines to exercise or does not have jurisdiction, of the district court of Bexar County, Texas in connection with any such claim, suit, action or proceeding, (c) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (i) it is not personally subject to the jurisdiction of the United States District Court for the Western District of Texas, San Antonio Division, or the district court of Bexar County, Texas, or of any other court to which proceedings in such courts may be appealed, (ii) such claim, suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such claim, suit, action or proceeding is improper, (d) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding and (e) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder or by personal service within or without the State of Texas, and agrees that service in such forms shall constitute good and sufficient service of process and notice thereof; provided, however, that nothing in clause (e) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 3.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 3.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 3.10 Integration. This Agreement, together with the Schedules and Exhibits referenced herein, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith. The Parties acknowledge that they have executed other agreements as of the date hereof. In the event of conflict with regard to the subject matter hereof between such agreements and this Agreement (together with the Schedules and Exhibits hereto), the Contribution Agreement (together with the Schedules and Exhibits thereto) shall control.

Section 3.11 Specific Performance. The Parties agree that money damages may not be a sufficient remedy for any breach of this Agreement and that in addition to any other remedy available at law or equity, the Parties shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any Party’s breach of this Agreement. The Parties agree that no bond shall be required for any injunctive relief in connection with a breach of this Agreement.

Section 3.12 Notice. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 3.12.

If to TRMC:

Tesoro Refining & Marketing Company LLC

19100 Ridgewood Parkway

San Antonio, Texas 78259-1828

Attn: Charles A. Cavallo III

Facsimile: (210) 745-4494

If to the General Partner, the Partnership or the Operating Company:

Tesoro Logistics LP

c/o Tesoro Logistics GP, LLC, its General Partner

19100 Ridgewood Parkway

San Antonio, Texas 78259-1828

Attn: Barron W. Dowling

Facsimile: (210) 745-4494

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the Effective Date.

TESORO REFINING & MARKETING COMPANY LLC		With respect to Section 3.1 only: TESORO LOGISTICS GP, LLC

By:	/s/ G. Scott Spendlove	By:	/s/ Phillip M. Anderson
	G. Scott Spendlove		Phillip M. Anderson
	Senior Vice President and Chief		President
Financial Officer

With respect to Section 3.1 only: TESORO LOGISTICS LP

		By:	Tesoro Logistics GP, LLC, its general partner

		By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO LOGISTICS OPERATIONS LLC

		By:	/s/ Phillip M. Anderson
Phillip M. Anderson President

Signature Page to

Martinez Rights Agreement

EXHIBIT A

WHEN RECORDED MAIL TO:

Tesoro Companies, Inc.

19100 Ridgewood Parkway

San Antonio, Texas 78259

Attention: Brooks Meltzer

MAIL TAX STATEMENTS TO:

Tesoro Companies, Inc.

P.O. Box 592809

San Antonio, Texas 78259-2809

Attention: Chip Twomey

(Above Space for Recorder’s Use Only)

GRANT DEED

Documentary Transfer Tax not shown

pursuant to Section 11932 of the Revenue

and Taxation Code, as amended.

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Grantor”), hereby GRANTS to Tesoro Logistics Operations LLC, a Delaware limited liability company (“Grantee”), the following described real property (the “Property”) located in the City of Martinez, County of Contra Costa, State of California:

PER LEGAL DESCRIPTION ATTACHED AS EXHIBIT 1

SUBJECT TO:

1. Real property taxes and assessments, not delinquent.

2. All covenants, conditions, restrictions, reservations, rights, rights of way, easements, encumbrances, liens and all other matters of record as of the date hereof affecting title to such Property.

IN WITNESS WHEREOF, Grantor has caused this Grant Deed to be executed as of the     day of             , 201    .

GRANTOR:

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

EXHIBIT ONLY

By:
Printed Name: G. Scott Spendlove
Title: Senior Vice President and Chief Financial Officer

STATE OF TEXAS	)

)

COUNTY OF BEXAR	)

On                     , before me,                     , personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

(Seal)

Exhibit 1

A PORTION OF SWAMP AND OVERFLOW SURVEYS NO. 87 AS DESCRIBED IN THE PATENT RECORDED NOVEMBER 30, 1875 IN BOOK 2 OF PATENTS, PAGE 310; AND DEED RECORDED MAY 17, 2002 AS DOC. NO. 2002-0177826 O.R. IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF THE COUNTY ROAD RUNNING FROM AVON TO BAY POINT AS DESCRIBED IN DEED TO THE COUNTY OF CONTRA COSTA, RECORDED JUNE 18, 1913, IN BOOK 205 OF DEEDS, PAGE 141, WITH THE EASTERLY LINE OF THAT CERTAIN 305.931 ACRE PARCEL SHOWN ON LICENSE SURVEY MAP RECORDED DECEMBER 31, 1954 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 16 OF LICENSE SURVEY MAPS PAGE 36, SAID INTERSECTION SHOWN AS A RAILROAD SPIKE ON SAID LICENSE SURVEY MAP;

THENCE ALONG THE NORTHERLY LINE OF SAID COUNTY ROAD, SOUTH 71°22’28” WEST, A DISTANCE OF 989.48 FEET;

THENCE PERPENDICULAR WITH SAID LINE, NORTH 18°37’32” WEST, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 71°22’28” WEST, ALONG A LINE PARALLEL WITH AND 110.00 FEET NORTH OF THE NORTHERLY LINE OF SAID COUNTY ROAD, A DISTANCE OF 702.03 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 52.52 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 38.63 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 292.47 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 201.14 FEET;

THENCE NORTH 20°37’15” EAST, A DISTANCE OF 453.24 FEET;

THENCE SOUTH 89°47’20” EAST, A DISTANCE OF 235.90 FEET;

THENCE SOUTH 36°14’56” EAST, A DISTANCE OF 597.90 FEET;

THENCE NORTH 71°22’28” EAST, A DISTANCE OF 250.77 FEET;

THENCE SOUTH 18°37’32” EAST, A DISTANCE OF 50.00 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL CONTAINS 6.839 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED ON CALIFORNIA COORDINATE SYSTEM (CCS83) (NSRS2007) EPOCH 2011.0 ZONE 3.

NOTHING IN THIS DOCUMENT IS MEANT TO SUBVERT STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (b)

PER STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (e) THE ABOVE DESCRIBED REAL PROPERTY MAY BE CONSIDERED IN AN OFFER TO SELL, LEASE, OR FINANCE OR TO CONSTRUCT IMPROVEMENTS THEREON AS LONG AS SAID REAL PROPERTY IS EXPRESSLY CONDITIONED UPON THE APPROVAL AND FILING OF A FINAL SUBDIVISION MAP OR PARCEL MAP, AS REQUIRED UNDER THIS DIVISION.

STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION

NOT BE MADE A PART OF THE PERMANENT RECORD

IN THE OFFICE OF THE COUNTY RECORDER

(PURSUANT TO SECTION 11932 REVENUE AND TAXATION CODE)

TO:	Recorder

County of Contra Costa

Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of the tax due not be shown on the original document which names:

Grantor:	Tesoro Refining & Marketing LLC, a Delaware limited liability company

Grantee:	Tesoro Logistics Operations LLC, a Delaware limited liability company

The property described in the accompanying document is located in the City of Martinez, County of Contra Costa, State of California.

The amount of tax due on the accompanying document is $            .

Computed	on full value of property conveyed.

Computed on full value, less liens and encumbrances remaining at the time of sale.

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

By:
Printed Name: G. Scott Spendlove
Title: Senior Vice President and Chief Financial Officer

Date:	, 201

Note:	After the permanent record is made, this form will be affixed to the conveying document and returned with it.

EXHIBIT B

WHEN RECORDED RETURN TO:

Tesoro Companies, Inc.

19100 Ridgewood Parkway

San Antonio, Texas 78259

Attention: Brooks Meltzer

SPACE ABOVE THIS LINE FOR RECORDER’S USE

GRANT OF EASEMENT

(Access)

This GRANT OF EASEMENT is made as of this     day of             , 201    , by and between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Grantor”) and Tesoro Logistics Operations LLC, a Delaware limited liability company (“Grantee”):

BACKGROUND

The following recitals of fact are a material part of this instrument:

A. Grantor owns certain land in Contra Costa County on which Grantor operates a petroleum refinery (“Property”).

B. Grantee desires to obtain from Grantor an easement for access over and through a portion of the Property on the terms and conditions hereunder.

NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration received by Grantor from Grantee, the receipt and sufficiency of which are hereby acknowledged, the following grants, agreements, and covenants and restrictions are made:

1. GRANT OF EASEMENT. Grantor grants unto Grantee a non-exclusive easement and right-of-way (“Easement”) for ingress and egress across, over and through portions of the Property (the “Easement Area,” as described in Exhibit 1 attached hereto and made a part hereof) for access to Grantee’s land described in Exhibit 2 (the “Grantee Property”). Grantor makes no representations or warranties regarding the Easement Area, and Grantee accepts the Easement Area “AS IS, WHERE IS” for purposes of this Easement.

2. USE AND LIMITATIONS ON USE OF EASEMENT AREAS. The Easement and rights hereby granted are non-exclusive and are subject to any and all other easements or rights in the Easement Area heretofore granted to or reserved by others, whether or not the instruments containing such grants and/or reservations are recorded. Grantee shall use the Easement Area in such manner as not to interfere with, damage or disturb any use of the Property and/or any operations thereon. Grantee shall restore and maintain, or reimburse

Grantor for restoring and maintaining, the original grade and condition of the surface, as well as any paving or other surfacing thereof, whenever and wherever disturbed by Grantee in the exercise of the Easement or by any operation or activity by or for Grantee in connection therewith.

3. OBLIGATION TO COMPLY WITH ALL LAWS AND REGULATIONS. Grantee shall comply with all applicable governmental or quasi-governmental laws, ordinances, rules, regulations of every kind pertaining to the Easement Area or to the use and occupancy thereof, including without limitation, any applicable law, ordinance, rule or regulation regarding or relating to environmental protection, pollution, sanitation or safety (collectively referred to herein as “Legal Requirements”). Grantee shall not commit or suffer any waste at the Property and shall not use or permit any use of the Easement Area for any illegal purpose or in any such way as to constitute a public nuisance or in any way so as to violate or breach any applicable law, rule, regulation or ordinance to which the Easement Area is subject.

4. RESERVATION OF RIGHTS BY GRANTOR. Grantor reserves the right to use, and to grant to other parties the rights to use the Property in any ways not inconsistent with the Easement.

5. TERMINATION. This Easement shall continue in effect so long as the rights are exercised by Grantee, but may be terminated: (a) by Grantee at any time by giving Grantor written notice, (b) if Grantee abandons or ceases to use the Grantee Property for sixty (60) consecutive months, or (c) upon mutual written agreement of Grantor and Grantee. After such termination, Grantee, at Grantee’s expense, shall upon demand, within sixty (60) days, remove any and all of Grantee’s property and facilities from the Property (if any as permitted by Grantor) and restore the Easement Area to Grantor’s reasonable satisfaction. This Easement shall not be terminated based on any breach by Grantee of any of the covenants or conditions outlined above; provided, however, that if Grantee fails to cure any such breach within thirty (30) days following receipt of written notice from Grantor, Grantor shall have the right (in addition to any other right available to Grantor at law, other than the right to terminate the Easement) without further notice to cure the breach at Grantee’s expense. Grantee shall reimburse to Grantor the actual expenses incurred by Grantor in effecting such cure not later than thirty (30) days following Grantee’s receipt from Grantor of a demand for payment accompanied by invoices evidencing Grantor’s expenses.

6. CONTAMINATION. Grantee hereby represents, warrants and covenants that it will in no way discharge, dump, bury or store on the Property in violation of Legal Requirements, any pollutants of any nature or kind, including but not limited to pollutants such as oil, chemicals, toxic substances or materials, hazardous wastes or hazardous substances (including, but not by way of limitation, such hazardous wastes or hazardous substances as same are defined by any and all applicable Legal Requirements).

7. INDEMNIFICATION. Grantee hereby waives and releases any claims against Grantor and its officers, directors, shareholders, members, partners, employees and affiliates (collectively, the “Indemnified Parties”) in respect of, and agrees to indemnify, defend and hold the Indemnified Parties harmless from and against, all liabilities, damages, actions, fines, penalties, sanctions, causes of action, claims, suits, obligations, responsibilities, liens, violation of law, rule or regulation, costs and expenses including, without limitation, reasonable attorneys’ fees and costs of litigation (collectively referred to herein as the “Claims”), known or unknown, whether currently existing or that may arise in the future, whether in contract or tort or under applicable law, arising out of or relating to Grantee’s exercise of its rights under this Easement, except to the extent that such Claims results from the gross negligence or intentional misconduct of the Indemnified Parties.

8. INSURANCE. Grantee shall maintain, at its sole cost, at all times during the term of this Easement, the following minimum types and limits of insurance (the “Insurance”) in compliance with all Legal Requirements and reasonably satisfactory to Grantor: (a) Commercial General Liability (CGL) Insurance (including, but not limited to, contractual liability and all operations hereunder) with combined bodily/personal injury and property damage limits of not less than $3,000,000 per each occurrence; and (b) Excess or Umbrella Liability Insurance with limits of not less than $2,000,000 per each occurrence and $2,000,000 general aggregate to be in excess of the above liability policies. Whenever requested, Grantee shall furnish evidence satisfactory to Grantor that such Insurance is in effect. To the maximum extent permitted by applicable law, all insurance policies maintained by Grantee in accordance with this Paragraph and any other insurance maintained applicable to Grantee’s performance hereunder shall provide a waiver of subrogation in favor of the Indemnified Parties, and naming the Indemnified Parties as additional insureds without restrictions and allow for the separation of insureds. All insurance policies shall give Grantee thirty (30) days written notice of cancellation or material change and any deductible or retention of insurable risks shall be for Grantee’s account. Grantee may self-insure against any loss or damage which could be covered by a CGL insurance policy.

9. QUITCLAIM DEED. Upon termination of the rights hereby granted, Grantee shall execute and deliver to Grantor, within thirty (30) days after written demand therefor, a good and sufficient quitclaim deed to the rights hereby granted. Should Grantee fail or refuse to deliver to Grantor a quitclaim deed, as provided herein, a written notice by Grantor reciting the failure or refusal of Grantee to execute and deliver said quitclaim deed and terminating said grant, shall, after ten (10) days from the date of recordation of said notice, be conclusive evidence against Grantee and all persons claiming under Grantee of the termination of said grant.

10. ASSIGNMENT. Grantee shall not voluntarily or involuntarily assign its interest in the Easement, nor sublet all or part of the Easement Areas nor grant licenses upon the Easement Areas, without the prior consent of Grantor in each instance, which consent shall not be unreasonably withheld, conditioned or delayed and such consent shall not constitute a waiver of the necessity for consent of Grantor for subsequent assignments and subletting. Assignment or subletting without the prior consent of Grantor shall constitute an event of default under this Grant of Easement; provided that the provisions of this Paragraph 10 shall not apply to an assignment of this Grant of Easement by Grantee (a) by operation of law; (b) as a result of a merger or other business reorganization; or (c) to an affiliated entity if such affiliate agrees directly with Grantor to be bound to perform all the duties and obligations of Grantee hereunder. “Affiliate” means any legal entity that controls, is controlled by, or is under common control with another legal entity. An entity is deemed to “control” another if it owns directly or indirectly at least fifty percent (50%) of either of the following: (i) the shares entitled to vote at a general election of directors of such other entity; or (ii) the voting interest in such other entity if such entity does not have either shares or directors. Assignment of this Grant of Easement by Grantee by operation of law, due to a merger or other business reorganization or to an Affiliate shall not relieve Grantee of primary liability under the terms, conditions and provisions of this Grant of Easement. Any collection directly by Grantor from the assignee or subtenant shall not be construed to constitute a novation or a release of Grantee from the further performance of its obligations under this Grant of Easement.

11. NOTICES. All notices hereunder must be in writing and shall be deemed validly given if sent by certified mail, return receipt requested or by commercial courier, provided the courier’s regular business is delivery service and provided further that it guarantees delivery to the addressee by the end of the next business day following the courier’s receipt from the sender, addressed as follows (or any other address that the party to be notified may have designated to the sender by like notice):

GRANTEE:	Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: Vice President Operations

With a copy to:	Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: General Counsel

GRANTOR:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: Vice President Logistics

With a copy to:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attention: General Counsel

Notice shall be effective upon actual receipt or refusal as shown on the receipt obtained pursuant to the foregoing.

12. CONSTRUCTION. In case any one or more of the provisions contained in this Grant of Easement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Grant of Easement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13. GOVERNING LAW. This Agreement shall be construed under and in accordance with the laws of the State of California.

14. SUCCESSORS AND ASSIGNS. The terms, conditions and provisions hereof shall extend to and be binding upon the parties hereto, their successors and assigns.

Remainder of page intentionally left blank

EXECUTED this     day of             , 201    .

GRANTOR:

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

EXHIBIT ONLY

By:
Printed Name: G. Scott Spendlove
Title: Senior Vice President and Chief Financial Officer

GRANTEE:

TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

EXHIBIT ONLY

By
Printed Name: Phillip M. Anderson
Title: President

Signature Page to Grant of Easement (Access)

GRANTOR ACKNOWLEDGMENT

STATE OF TEXAS	)

)

COUNTY OF BEXAR	)

On                     , before me,                     , personally appeared                    , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                     that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

(Seal)

Grantor Acknowledgment – Grant of Easement (Access)

GRANTEE ACKNOWLEDGMENT

STATE OF TEXAS	)

)

COUNTY OF BEXAR	)

On                     , before me,                     , personally appeared                    , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                     that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

(Seal)

Grantee Acknowledgment – Grant of Easement (Access)

Exhibit 1 To Form of Access Easement Agreement Exhibit B

Legal Description of Easement Area

A PORTION OF SWAMP AND OVERFLOW SURVEYS No. 87 AS DESCRIBED IN THE PATENT RECORDED NOVEMBER 30, 1875 IN BOOK 2 OF PATENTS, PAGE 310; AND DEED RECORDED MAY 17, 2002 AS DOC. NO. 2002-0177826 O.R. AND THE COUNTY ROAD ABANDONED BY PARCEL TWO IN QUIT-CLAIM DEED RECORDED FEBRUARY 8, 1996 AS DOC. NO. 1996-23625 O.R., ALL IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF THE COUNTY ROAD RUNNING FROM AVON TO BAY POINT AS DESCRIBED IN DEED TO THE COUNTY OF CONTRA COSTA, RECORDED JUNE 18, 1913, IN BOOK 205 OF DEEDS, PAGE 141, WITH THE EASTERLY LINE OF THAT CERTAIN 305.931 ACRE PARCEL SHOWN ON LICENSE SURVEY MAP RECORDED DECEMBER 31, 1954 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 16 OF LICENSE SURVEY MAPS PAGE 36, SAID INTERSECTION SHOWN AS A RAILROAD SPIKE ON SAID LICENSE SURVEY MAP, THENCE ALONG THE NORTHERLY LINE OF SAID COUNTY ROAD SOUTH 71°22’28” WEST A DISTANCE OF 1566.16 FEET TO THE TRUE POINT OF BEGINNING; THENCE PERPENDICULAR WITH SAID NORTHERLY LINE SOUTH 18°37’32” EAST, A DISTANCE OF 60.00 FEET TO THE SOUTHERLY LINE OF SAID COUNTY ROAD; THENCE SOUTH 71°22’28” WEST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 1334.23 FEET TO A POINT ON THE WESTERLY LINE OF SAID PARCEL TWO OF DOC. NO. 1996-23625; THENCE DEPARTING SAID SOUTHERLY LINE, PERPENDICULAR TO SAID LINE NORTH 18°37’32” WEST, A DISTANCE OF 71.86 FEET; THENCE NORTH 75°52’58” EAST, A DISTANCE OF 150.86 FEET TO A POINT ON SAID NORTHERLY LINE; THENCE NORTH 71°22’28” EAST, ALONG SAID NORTHERLY LINE, A DISTANCE OF 1068.84 FEET; THENCE DEPARTING SAID NORTHERLY LINE, PERPENDICULAR TO SAID LINE NORTH 18°37’32” WEST, A DISTANCE OF 110.00 FEET; THENCE NORTH 71°22’28” EAST, ALONG A LINE PARALLEL WITH AND 110.00 FEET NORTH OF SAID NORTHERLY LINE, A DISTANCE OF 115.00 FEET; THENCE SOUTH 18°37’32 EAST, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL CONTAINS 2.149 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED ON CALIFORNIA COORDINATE SYSTEM (CCS83) (NSRS2007) EPOCH 2011.0 ZONE 3.

Exhibit 2 To Form of Access Easement Agreement Exhibit B

Legal Description of Grantee Property

A PORTION OF SWAMP AND OVERFLOW SURVEYS NO. 87 AS DESCRIBED IN THE PATENT RECORDED NOVEMBER 30, 1875 IN BOOK 2 OF PATENTS, PAGE 310; AND DEED RECORDED MAY 17, 2002 AS DOC. NO. 2002-0177826 O.R. IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF THE COUNTY ROAD RUNNING FROM AVON TO BAY POINT AS DESCRIBED IN DEED TO THE COUNTY OF CONTRA COSTA, RECORDED JUNE 18, 1913, IN BOOK 205 OF DEEDS, PAGE 141, WITH THE EASTERLY LINE OF THAT CERTAIN 305.931 ACRE PARCEL SHOWN ON LICENSE SURVEY MAP RECORDED DECEMBER 31, 1954 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 16 OF LICENSE SURVEY MAPS PAGE 36, SAID INTERSECTION SHOWN AS A RAILROAD SPIKE ON SAID LICENSE SURVEY MAP;

THENCE ALONG THE NORTHERLY LINE OF SAID COUNTY ROAD, SOUTH 71°22’28” WEST, A DISTANCE OF 989.48 FEET;

THENCE PERPENDICULAR WITH SAID LINE, NORTH 18°37’32” WEST, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 71°22’28” WEST, ALONG A LINE PARALLEL WITH AND 110.00 FEET NORTH OF THE NORTHERLY LINE OF SAID COUNTY ROAD, A DISTANCE OF 702.03 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 52.52 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 38.63 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 292.47 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 201.14 FEET;

THENCE NORTH 20°37’15” EAST, A DISTANCE OF 453.24 FEET;

THENCE SOUTH 89°47’20” EAST, A DISTANCE OF 235.90 FEET;

THENCE SOUTH 36°14’56” EAST, A DISTANCE OF 597.90 FEET;

THENCE NORTH 71°22’28” EAST, A DISTANCE OF 250.77 FEET;

THENCE SOUTH 18°37’32” EAST, A DISTANCE OF 50.00 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL CONTAINS 6.839 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED ON CALIFORNIA COORDINATE SYSTEM (CCS83) (NSRS2007) EPOCH 2011.0 ZONE 3.

NOTHING IN THIS DOCUMENT IS MEANT TO SUBVERT STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (b)

PER STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (e) THE ABOVE DESCRIBED REAL PROPERTY MAY BE CONSIDERED IN AN OFFER TO SELL, LEASE, OR FINANCE OR TO CONSTRUCT IMPROVEMENTS THEREON AS LONG AS SAID REAL PROPERTY IS EXPRESSLY CONDITIONED UPON THE APPROVAL AND FILING OF A FINAL SUBDIVISION MAP OR PARCEL MAP, AS REQUIRED UNDER THIS DIVISION.

EXHIBIT C

ACCESS AND REMEDIATION AGREEMENT

Right of Entry Agreement

RECORDING REQUESTED BY

Tesoro Refining & Marketing Company LLC

AND WHEN RECORDED MAIL TO

Name	Tesoro Refining & Marketing Company LLC

Street	19100 Ridgewood Parkway

Address	San Antonio, Texas 78259

Attention:	Brooks Meltzer, Esq.

SPACE ABOVE THIS LINE FOR RECORDER’S USE

APN:	To Be Determined

RIGHT OF ENTRY AGREEMENT

FOR ASSESSMENT, REMEDIATION AND CLOSURE ACTIVITIES

MARTINEZ TERMINAL

CITY OF MARTNEZ, COUNTY OF CONTRA COSTA, CALIFORNIA

This Right of Entry Agreement (“Agreement”) is made and entered into between Tesoro Refining & Marketing Company LLC (“TRMC”), a Delaware limited liability company, and Tesoro Logistics Operations LLC (“TLO”), a Delaware limited liability company, regarding the property described in Exhibit 1 (the “Property”), effective as of the date of execution below.

TRMC desires to access the Property and TLO hereby grants TRMC (and its consultants, agents, contractors, subcontractors, and employees) access to the Property, to conduct activities at, on, and about the Property as required by the California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or any other applicable regulatory agency (“Agency”) in connection with remedial activities at the Property (“Activities”), including but not limited to: (i) the excavation, trenching, stockpiling, storage, treatment, and backfilling of soil; (ii) the treatment or removal of soil vapor, groundwater, or surface water; (iii) the removal or closure of tanks, containment trenches and associated piping; (iv) the installation, monitoring, maintenance, storage, operation and closure

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of borings, wells, fixtures, installations, and equipment (e.g., injection wells, monitoring wells, extraction wells, treatment systems); (v) storage of vehicles, portable containers and/or tanks and equipment on the Property; and (vi) any other activities necessary to remediate the Property.

1.	It is understood by the parties hereto, that the Activities shall be conducted under the oversight of the California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or Agency, and that such agency has authority under applicable law to direct the schedule and scope of the Activities, including the sole discretion to determine when the Activities are complete.

2.	TRMC agrees to hold harmless and indemnify TLO from and against all claims, causes of action, damages, costs, and expenses arising out of or resulting from TRMC’s negligence, or the negligence of its consultants, agents, contractors, subcontractors, and employees, in conducting the Activities.

3.	TRMC or its consultants, agents, contractors, subcontractors or employees shall promptly remove from the Property, at TRMC’s sole expense, all waste material generated by its Activities, or the Activities of TRMC’s consultants, agents, contractors, subcontractors or employees in the exercise of TRMC’s rights under this Agreement.

4.	TRMC, or its consultants, agents, contractors, subcontractors or employees, at TRMC’s sole expense, shall keep the work area clean and neat following the Activities, and restore as much as reasonably possible, the surface appearance of the Property to its original, pre-existing condition upon completion of the Activities.

5.	This Agreement shall terminate when the California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or Agency determines in writing that no further Activities are required on the Property, or as otherwise agreed between the parties in writing, and all equipment described in this Agreement are either removed or abandoned in place.

6.	Nothing in this Agreement shall be construed as an obligation by TRMC to remediate the Property or to comply with any California Department of Toxic Substances Control, California Regional Water Quality Control Board, local Certified Unified Program Agency, or Agency directive; provided, however, this Section 6 shall not affect any terms or provisions of any other agreement between the parties hereto.

7.	Any notice with respect to this Agreement shall be provided as follows:

To TRMC:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: Brooks Meltzer, Esq.

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To TLO:	Tesoro Logistics Operations LLC
19100 Ridgewood Parkway
San Antonio, TX 78259
Attn: Charles S. Parrish, Esq.

8.	This Agreement shall be binding upon TRMC and TLO and their successors and assigns.

9.	TRMC shall have the right to record or file this Agreement or a memorandum in the real property records of the County of Contra Costa. TLO agrees to execute (sign) such documents as may be necessary to accomplish such recording.

10.	This Agreement contains a complete expression of the agreement between the parties with respect to the subject matter hereof, and there are no promises, representations or inducements, verbal or written with respect to the subject matter hereof, except such as are herein provided. The terms of the Agreement cannot be modified except by written agreement of the parties.

11.	If any provision of this Agreement shall be held invalid, illegal or unenforceable in any respect, such provision shall not affect any other provision hereof or the validity of the remainder of this Agreement.

12.	This Agreement shall be construed, interpreted, and governed by and in accordance with the laws of California, without regard to its choice of law provisions.

13.	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties authorized representatives have signed this Agreement on the latter signature date specified below.

TESORO REFINING & MARKETING, COMPANY LLC, a Delaware limited liability company	TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Signature Page to Right of Entry Agreement

Martinez

STATE OF	}
}ss
COUNTY OF	}

On                     , before me,                     , a Notary Public in and for said state, personally appeared                     ,                      of Tesoro Refining & Marketing Company LLC, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

STATE OF	}
}ss
COUNTY OF	}

On                     , before me,                     , a Notary Public in and for said state, personally appeared                     ,                      of Tesoro Logistics Operations LLC, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

Notary Page to Right of Entry Agreement

Martinez

EXHIBIT 1

LEGAL DESCRIPTION OF PROPERTY

the County of Contra Costa, State of

California, described as follows:

A PORTION OF SWAMP AND OVERFLOW SURVEYS NO. 87 AS DESCRIBED IN THE PATENT RECORDED NOVEMBER 30, 1875 IN BOOK 2 OF PATENTS, PAGE 310; AND DEED RECORDED MAY 17, 2002 AS DOC. NO. 2002-0177826 O.R. IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF THE COUNTY ROAD RUNNING FROM AVON TO BAY POINT AS DESCRIBED IN DEED TO THE COUNTY OF CONTRA COSTA, RECORDED JUNE 18, 1913, IN BOOK 205 OF DEEDS, PAGE 141, WITH THE EASTERLY LINE OF THAT CERTAIN 305.931 ACRE PARCEL SHOWN ON LICENSE SURVEY MAP RECORDED DECEMBER 31, 1954 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 16 OF LICENSE SURVEY MAPS PAGE 36, SAID INTERSECTION SHOWN AS A RAILROAD SPIKE ON SAID LICENSE SURVEY MAP;

THENCE ALONG THE NORTHERLY LINE OF SAID COUNTY ROAD, SOUTH 71°22’28” WEST, A DISTANCE OF 989.48 FEET;

THENCE PERPENDICULAR WITH SAID LINE, NORTH 18°37’32” WEST, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 71°22’28” WEST, ALONG A LINE PARALLEL WITH AND 110.00 FEET NORTH OF THE NORTHERLY LINE OF SAID COUNTY ROAD, A DISTANCE OF 702.03 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 52.52 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 38.63 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 292.47 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 201.14 FEET;

THENCE NORTH 20°37’15” EAST, A DISTANCE OF 453.24 FEET;

THENCE SOUTH 89°47’20” EAST, A DISTANCE OF 235.90 FEET;

THENCE SOUTH 36°14’56” EAST, A DISTANCE OF 597.90 FEET;

THENCE NORTH 71°22’28” EAST, A DISTANCE OF 250.77 FEET;

THENCE SOUTH 18°37’32” EAST, A DISTANCE OF 50.00 FEET TO THE TRUE POINT OF BEGINNING.

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SAID PARCEL CONTAINS 6.839 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED ON CALIFORNIA COORDINATE SYSTEM (CCS83) (NSRS2007) EPOCH 2011.0 ZONE 3.

NOTHING IN THIS DOCUMENT IS MEANT TO SUBVERT STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (b)

PER STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (e) THE ABOVE DESCRIBED REAL PROPERTY MAY BE CONSIDERED IN AN OFFER TO SELL, LEASE, OR FINANCE OR TO CONSTRUCT IMPROVEMENTS THEREON AS LONG AS SAID REAL PROPERTY IS EXPRESSLY CONDITIONED UPON THE APPROVAL AND FILING OF A FINAL SUBDIVISION MAP OR PARCEL MAP, AS REQUIRED UNDER THIS DIVISION.

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